Exhibit 24.1

CBS CORPORATION
Power of Attorney

        KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of CBS CORPORATION, hereby constitutes and appoints Louis J. Briskman and Angeline C. Straka, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this Registration Statement on Form S-3 of CBS Corporation and any and all amendments, including post-effective amendments, to such Registration Statement; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto signed my name this 30th day of January, 2006.

Sign:	/s/ DAVID R. ANDELMAN
Print Name: David R. Andelman

Exhibit 24.1

CBS CORPORATION
Power of Attorney

        KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of CBS CORPORATION, hereby constitutes and appoints Louis J. Briskman and Angeline C. Straka, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this Registration Statement on Form S-3 of CBS Corporation and any and all amendments, including post-effective amendments, to such Registration Statement; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto signed my name this 30th day of January, 2006.

Sign:	/s/ JOSEPH A. CALIFANO, JR.
Print Name: Joseph A. Califano, Jr.

Exhibit 24.1

CBS CORPORATION
Power of Attorney

        KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of CBS CORPORATION, hereby constitutes and appoints Louis J. Briskman and Angeline C. Straka, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this Registration Statement on Form S-3 of CBS Corporation and any and all amendments, including post-effective amendments, to such Registration Statement; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto signed my name this 31st day of January, 2006.

Sign:	/s/ WILLIAM S. COHEN
Print Name: William S. Cohen

Exhibit 24.1

CBS CORPORATION
Power of Attorney

        KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of CBS CORPORATION, hereby constitutes and appoints Louis J. Briskman and Angeline C. Straka, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this Registration Statement on Form S-3 of CBS Corporation and any and all amendments, including post-effective amendments, to such Registration Statement; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto signed my name this 27th day of January, 2006.

Sign:	/s/ PHILIPPE P. DAUMAN
Print Name: Philippe P. Dauman

Exhibit 24.1

CBS CORPORATION
Power of Attorney

        KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of CBS CORPORATION, hereby constitutes and appoints Louis J. Briskman and Angeline C. Straka, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this Registration Statement on Form S-3 of CBS Corporation and any and all amendments, including post-effective amendments, to such Registration Statement; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto signed my name this 30th day of January, 2006.

Sign:	/s/ CHARLES K. GIFFORD
Print Name: Charles K. Gifford

Exhibit 24.1

CBS CORPORATION
Power of Attorney

        KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of CBS CORPORATION, hereby constitutes and appoints Louis J. Briskman and Angeline C. Straka, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this Registration Statement on Form S-3 of CBS Corporation and any and all amendments, including post-effective amendments, to such Registration Statement; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto signed my name this 31st day of January, 2006.

Sign:	/s/ BRUCE S. GORDON
Print Name: Bruce S. Gordon

Exhibit 24.1

CBS CORPORATION

Power of Attorney

        KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of CBS CORPORATION, hereby constitutes and appoints Louis J. Briskman and Angeline C. Straka, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this Registration Statement on Form S-3 of CBS Corporation and any and all amendments, including post-effective amendments, to such Registration Statement; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto signed my name this 31st day of January, 2006.

Sign:	/s/ SHARI REDSTONE
Print Name: Shari Redstone

Exhibit 24.1

CBS CORPORATION

Power of Attorney

        KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of CBS CORPORATION, hereby constitutes and appoints Louis J. Briskman and Angeline C. Straka, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this Registration Statement on Form S-3 of CBS Corporation and any and all amendments, including post-effective amendments, to such Registration Statement; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto signed my name this 31st day of January, 2006.

Sign:	/s/ SUMNER M. REDSTONE
Print Name: Sumner M. Redstone

Exhibit 24.1

CBS CORPORATION

Power of Attorney

        KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of CBS CORPORATION, hereby constitutes and appoints Louis J. Briskman and Angeline C. Straka, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this Registration Statement on Form S-3 of CBS Corporation and any and all amendments, including post-effective amendments, to such Registration Statement; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto signed my name this 31st day of January, 2006.

Sign:	/s/ ANN N. REESE
Print Name: Ann N. Reese

Exhibit 24.1

CBS CORPORATION

Power of Attorney

        KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of CBS CORPORATION, hereby constitutes and appoints Louis J. Briskman and Angeline C. Straka, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this Registration Statement on Form S-3 of CBS Corporation and any and all amendments, including post-effective amendments, to such Registration Statement; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto signed my name this 28th day of January, 2006.

Sign:	/s/ JUDITH A. SPREISER
Print Name:	Judith A. Spreiser

Exhibit 24.1

CBS CORPORATION

Power of Attorney

        KNOW ALL MEN BY THESE PRESENTS that the undersigned director and/or officer of CBS CORPORATION, hereby constitutes and appoints Louis J. Briskman and Angeline C. Straka, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this Registration Statement on Form S-3 of CBS Corporation and any and all amendments, including post-effective amendments, to such Registration Statement; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto signed my name this 31st day of January, 2006.

Sign:	/s/ ROBERT D. WALTER
Print Name:	Robert D. Walter